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                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C.

                                       FORM 8-K

                                CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): November 6, 2000
                                                  -----------------------------

                              United Heritage Corporation
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               (Exact Name of Registrant as Specified in Its Charter)


                                        Utah
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                   (State or Other Jurisdiction of Incorporation)


              0-9997                                  87-0372826
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     (Commission File Number)            (IRS Employer Identification Number)


      2 Caddo Street, Cleburne, Texas                             76031
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  (Address of Principal Executive Offices)                     (Zip Code)


                                    (817) 641-3681
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                (Registrant's Telephone Number, Including Area Code)


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           (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.  REGULATION FD DISCLOSURE

     The Registrant is delivering the following information to certain persons:

                              * * * * * * * * * * * * * *

                              UHC NEW MEXICO CORPORATION

                      A SUBSIDIARY OF UNITED HERITAGE CORPORATION
                         P. O. Box 1956    -    2 North Caddo

                                   Cleburne, Tx 76033

                                      817-477-5324

                                   817-641-3683 - fax

UHC NEW MEXICO CORPORATION

INFILL DRILLING LOCATIONS IN THE CATO (SAN ANDRES) UNIT, CHAVES COUNTY, NM


                     SUMMARY REPORT FOR INFILL DRILLING LOCATIONS

       UHC NEW MEXICO CORPORATION, A SUBSIDIARY OF UNITED HERITAGE CORPORATION, ACQUIRED THE CATO (SAN ANDRES) UNIT, CONSISTING OF 15,321.83 ACRES, IN JUNE 1999. THE COMPANY BELIEVES THAT A SUBSTANTIAL AMOUNT OF RECOVERABLE RESERVES REMAIN IN PLACE IN THIS PARTICULAR AREA BECAUSE THE ORIGINAL WELLS WERE DRILLED ON 40-ACRE SPACING. IT IS BELIEVED THAT EFFECTIVE DRAINAGE OF THE RESERVES IN THIS SAN ANDRES DOLOMITE CANNOT BE ACCOMPLISHED WITH WELLS ON 40-ACRE SPACING. FIVE (5) NEW DRILLING LOCATIONS HAVE BEEN IDENTIFIED ON 20-ACRE SPACING BASED NOT ONLY ON THIS BELIEF, BUT ALSO AVAILABLE RESERVOIR PROPERTY INFORMATION, AND GEOLOGICAL AND ENGINEERING EVALUATIONS AND DETERMINATIONS. IF THE FIVE (5) INFILL WELLS ARE SUCCESSFULLY COMPLETED, UP TO 100 ADDITIONAL INFILL DRILLING LOCATIONS MAY BE IDENTIFIED FOR SUBSEQUENT EFFORTS.

ENGINEERING SUMMARY:
--------------------

       - Estimated 94,830,000 barrels of original oil in place (OOIP) in the Cato (San Andres) Unit

       - San Andres P1 and San Andres P2 are the primary producing zones within the Cato Unit.

       - Four (4) sections (2560 acres) within the Cato Unit were initially identified for infill drilling on 20-acre spacing.

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       -   Five (5) 1/4 sections were identified from the original four sections for infill drilling on 20-acre spacing.

       - Determined the following for each 1/4 section of the four selected sections:

           - Average porosity for the P1 and P2 zones is 9% and the average oil saturation is 21%.

           -   Estimated average OOIP: 405,000 barrels

           -   Average oil produced: 84,700 barrels

           -   Estimated average remaining oil reserves: 320,300 barrels

           - Estimated average oil production/well assuming a 25% recovery rate: 80,040 barrels

           -   Estimated average gas production/well based on a gas-oil ratio of
               9.35 bbls/mcf from a nearby well: 748,400 mcf.

OVERVIEW:
---------

       The Company has made a general review of the Cato (San Andres) Unit in an effort to more closely identify four (4) sections that had the potential to produce additional quantities of oil and gas through infill drilling. Sections 9, 10, 15 & 16 in Township 8 South, Range 30 East were chosen.
These sections are located in the northwest portion of the Cato (San Andres) Unit. A total of 63 wells within the four (4) selected sections were studied. An additional 43 wells located outside the four (4) sections were also studied to complete the area of review. Available wellbore information utilized consisted of well logs, core analysis, drillers logs, initial potential reports, cumulative production reports, completion reports, geological reports and engineering reports.

GEOLOGY:
--------

       The Cato (San Andres) Unit is believed to be a stratagraphic trap bounded by a porosity and permeability barrier located on the northwest side of the Permian Basin in Chaves County, New Mexico. The Unit produces from three zones within the San Andres dolomite. These producing zones are referred to as the P1, P2, and P3. The P1 and P2 zones are the primary producing zones within the Cato Unit. The zones are separated by a 20'-30' thick impermeable anhydrite layer. The Cato Field was discovered in 1966 by Pan American Petroleum Corporation. Later, the Cato (San Andres) Unit was formed by Kelt Oil and Gas. Production from the unit began in June 1966.

       Structure contour maps were created on the top of the San Andres dolomite, base of the "Pi Marker" (shale) within the San Andres dolomite, top of the San Andres P1, top of the San Andres P2, and on top of the San Andres P3. These structure maps revealed a non-complex

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structure dipping to the east-southeast approximately 100'/mile. Some "noses"
or "flat spots" within the structure were evident and could be additional trapping mechanisms for hydrocarbons.

       Isopach maps were created from the top of San Andres P1 to the top of San Andres P2 and the perforated intervals on the P1 and P2 zones. These maps determined the thickness of the pay zones and aided in determining the estimated remaining reserves and infill drilling locations.

       Cumulative production maps were created from the gas, oil, and water production data for the period June 1966 - March 2000. Maps such as these are a useful tool in determining the remaining reserves and drilling locations.

       Maps were also created using potential production data from initial completions on the wellbores and the producing zones themselves.

ENGINEERING:
------------

       The data used was obtained from an engineering report conducted in 1997 by Pecos Petroleum Engineering, Inc., well logs, core data and drillers logs. The purpose of this study was to determine the estimated amount of recoverable reserves of oil and gas in the selected infill drilling locations. Based on these findings, the company evaluated the proposed infill drilling locations. This process included the following information and determination:

    1) A total of 217 wells have been drilled in the Cato (San Andres) Unit spaced on 40 acres. These efforts yielded 8,680 producing acres. All 8,680 acres (gross) are owned by the Company.

    2)   Estimated OOIP: 94,830,000 barrels

    3)   Estimated 7,764.7 barrels of oil per acre foot

    4)   Estimated 67,400,000 barrels of oil per feet of formation

    5) It was estimated from the available data that the average porosity of the pay zones in 9% and the oil saturation is 21%. This estimate yields 1,274,000 barrels of oil per foot. It was then determined that there is an average of 74.4 feet of formation per wellbore.

    6) Using the barrels of oil per acre foot, porosity, oil saturation, and 40 acre well spacing, it was estimated that there is 5,870 barrels of OOIP per foot within the 40 acres.

    Table 1 below, shows the proposed infill drilling locations, section number, the bounding wells around the proposed location, the average thickness of the P1 and P2 zones in the bounding wells, and the average total thickness of those zones.

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TABLE 1


                                                                      Avg. Thickness (feet)
Proposed Locations       Section          Bounding Wells              P1      P2      Total
------------------       -------          --------------              --      --      -----
        1                   9             13,14,35,36                 42      36        78

        2                   9             41,42,63,64                 31      38        69

        3                   10            47,48,57,58                 29      31        60

        4                   9             43,44,61,62                 33      34        67

        5                   16            70,71,95,96                 42      29        71

        Table 2 below, shows the proposed infill drilling location, estimated original oil in place for that 1/4 section, amount of oil produced from that 1/4 section, estimated remaining oil in place for that 1/4 section, and recoverable barrels from the proposed location assuming a 25% recovery rate.
Note: Primary recovery rates for individual wellbores within the Cato Unit ranged from 15%-39% of the estimated OOIP.

TABLE 2


Proposed        Estimated         Oil                    Estimated             Estimated
Locations       OOIP (bbls)       Produced (bbls)        Remaining (bbls)      Recoverable (bbls)
---------       -----------       ---------------        ----------------      ------------------
    1           457,860           110,750                347,110               86,778

    2           405,030            80,500                324,530               81,133

    3           352,200            69,250                282,950               70,738

    4           393,290           101,250                292,040               73,010

    5           416,770            61,750                355,020               88,755
                                                                               ------

Total                                                                          400,414

                Based on this data, it is estimated that the five (5) proposed infill drilling locations may yield 400,200 barrels of oil. The associated gas production from a well near the proposed locations is now producing with an average gas-oil ratio of 9.35 mcf/bbl. Using the oil production numbers, this may yield a gas recovery of 3,742,000 mcf from the five (5) proposed infill drilling locations.


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Respectfully submitted,

/s/ Toby D. Andrews

Toby D. Andrews
Oil & Gas Operations Manager
Petroleum Geologist

September 18, 2000

                          * * * * * * * * * * * * * *

       Fourteen (14) maps and contour renderings have been omitted pursuant to Rule 304 of Regulation S-T.

       THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS BASED ON CURRENT EXPECTATIONS THAT INVOLVE A NUMBER OF UNCERTAINTIES, SUCH AS THE VARIOUS RISKS ASSOCIATED WITH EXPLORATION AND PRODUCTION OF OIL AND GAS. DETAILS ON THE FACTORS THAT COULD AFFECT UNITED HERITAGE CORPORATION'S FINANCIAL RESULTS ARE INCLUDED IN UNITED HERITAGE CORPORATION'S SECURITIES AND EXCHANGE COMMISSION (SEC) FILINGS, INCLUDING THE LATEST ANNUAL REPORT ON FORM 10-K AND ON ITS QUARTERLY REPORTS ON FORM 10-Q.

















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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                UNITED HERITAGE CORPORATION


Date: November 6, 2000          BY:  /s/ Walter G. Mize
                                   --------------------------------------------
                                         Walter G. Mize, President and
                                         Chief Executive Officer



















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